FORM 8-K
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                         CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934

       Date of Report  (Date of earliest event reported):
                         March 11, 1994

                  Commission File No.: 0-14685




                       GENICOM CORPORATION
     (Exact name of registrant as specified in its charter)



                       DELAWARE              51 - 0271821
                    (State or other        (I.R.S. Employer
                    jurisdiction of      Identification No.)
                   incorporation or
                     organization)

                14800 Conference Center      22021 - 3806
                         Drive                (Zip Code)
                 Suite 400, Westfields
                  Chantilly, Virginia
                 (Address of principal
                  executive offices)




 Registrant's telephone number, including area code: (703) 802-
                              9200

              GENICOM Corporation and Subsidiaries
                         Form 8-K Index

Item 5.     Other Events
            On March 11, 1994, the Registrant signed two sublease agreements with Computervision
            Corporation relating to a multi year service relationship. A copy of each agreement is filed herewith as Exhibit 10.1 and 10.2.


Item 7.     Financial Statements and Exhibits

   (c)      Exhibits

            10.1 Sublease agreement with respect to
            service
            depot facilities in Bedford, Massachusetts, dated March 11, 1994.

            10.2 Sublease agreement with respect to
            distribution facilities in Framingham,
            Massachusetts, dated March 11, 1994.

Signature                                                   3

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GENICOM Corporation
                                             Registrant


Date:  May 31, 1994


                                           James C. Gale
                                             Signature

                                      James C. Gale
                                      Senior Vice President
                                      Finance and Chief
                                      Financial Officer

                                      (Mr. Gale is the Chief
                                      Financial Officer and
                                      has been duly authorized
                                      to sign on behalf of the
                                      Registrant)

              GENICOM Corporation and Subsidiaries

                  INDEX TO EXHIBITS TO FORM 8-K
                         MARCH 11, 1994

    Exhibit
    Number                  Description                  Page
                <                                 <
                C                                 C
                >                                 >
     10.1         Sublease agreement with respect     E-1 - E-13
                  to service depot facilities in
                  Bedford, Massachusetts, dated
                  March 11, 1994.

     10.2         Sublease agreement with respect    E-14 - E-25
                  to distribution facilities in
                  Framingham, Massachusetts,
                  dated March 11, 1994.